                              SECOND AMENDMENT TO
                       PURCHASE AND ASSUMPTION AGREEMENT


     THIS SECOND AMENDMENT (the "Amendment") to the Purchase and Assumption Agreement (the "Agreement"), dated as of December 19, 1996, by and between PREMIER BANK, FSB, a federal savings bank organized under the laws of the United States ("Seller"), and FIRST ALLIANCE BANK, a commercial bank organized under the laws of the State of Georgia ("Purchaser"), is made and entered into this 25th day of March, 1997. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     WHEREAS, the parties hereto desire to amend the Agreement for the purpose of extending the termination date thereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Agreement as follows:

     1. Section 13.1 of the Agreement is hereby amended to extend the expiration of the permissible date of Closing to May 31, 1997.

     2. Section 14.3 of the Agreement is hereby amended to extend the automatic termination date of the Agreement to May 31, 1997.

     3. Except as hereinabove amended, the Agreement shall remain otherwise in full force and effect.

     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf and its corporate seal to be hereunto affixed and attested by officers hereunto duly authorized all as of the day and year first above written.

                                     PREMIER BANK, FSB

Attest:
                                     By:_______________________________________
                                        J. Edward Mulkey, Jr., President

______________________________
Assistant Secretary

     [BANK SEAL]

                                    FIRST ALLIANCE BANK

Attest:
                                    By:_______________________________________
                                       J. Edward Mulkey, Jr., President

______________________________
     Secretary

     [BANK SEAL]


                                       2